Rockwood 1997 Annual Report


FUND FEATURES


Investment Objective
The Fund seeks long term capital appreciation.

Fund Management
Rockwood Advisers, Inc. acts as general manager of the Fund.  Aspen Securities
and Advisory, Inc. is the subadviser.   Ross H. Farmer, the Fund's portfolio
manager, is President of the subadviser and has served as portfolio manager of the Fund since it commenced operations on April 30, 1986.

Investment Strategy
The Fund seeks to achieve its objective by investing primarily in common stocks, which are purchased at prices considered to be less than their intrinsic value as determined by the portfolio manager. They are selected on the basis of their potential for long term capital appreciation, and generally will include small capitalization companies which are expected to achieve above-average growth.

Portfolio Benefits
o Long term growth potential through appreciation in the value of the Fund's carefully selected investments.
o Diversification for stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the economy and securities markets through professional stock selection.

Minimum Investments
o  Regular Accounts, $500
o  IRAs, $100
o  Automatic Investment Program, $50
o  Subsequent Investments, $50

Retirement Plans
Tax-advantaged Rockwood retirement plans include No-Fee IRAs, qualified profit sharing and money purchase plans, and 403(b) plans.

Account Access
For Fund prospectuses and other investment information, call toll-free 1-888-503-FUND(3863)

For shareholder services by Direct Access, call toll-free
1-888-503-VOICE(8642)

Or, access the Fund on the Web at
www.rockwoodfund.com

ROCKWOOD EASY ACCESS


For Shareholder Service and Information

Use our new, free service giving you instant 24-hour access to your Fund investment. Call 1-888-503-VOICE (8642).

Rockwood Service and Information OnLine

Check out our Web page for up-to-date account information,service, and more at http://www.rockwoodfund.com.

Prospectus and Applications

For a copy of the Rockwood prospectus and applications for regular and IRA accounts, plus an IRA transfer form and disclosure statement, by fax, or by
regular   or   e-mail,   dial  1-888-ROCKWOOD(and press 1)  or   visit
www.rockwoodfund.com.

Market Information/Share Price

For closing market information and the Fund's current net asset value per share, dial 1-888-ROCKWOOD(and press 2).

Investment Strategy and Market Update

To hear Portfolio Manager Ross Farmer's report on Rockwood's current investment strategy and views on market conditions, dial 1-888-ROCKWOOD (and press 3).

Discount Brokers

Rockwood shares (ticker symbol ROCKX) are available through leading discount brokers, including Charles Schwab & Co., Fidelity Brokerage, Jack White & Co., and Bull & Bear Securities, Inc.

                   A Word From the Rockwood Portfolio Manager


Fellow Shareholders:
     We are very pleased to submit this Annual Report for our fiscal year ended October 31, 1997. For the six months since our Semi-Annual Report, the Fund's total return was +32.41%, and making up a small decline in the first half, was up +27.55% for the fiscal year - a strong back-to-back result following the prior year's total return gain of +29.42%. In addition, the Fund's results compare favorably with Morningstar's Small Company Growth Fund category, which had a total return for the year of +20.48%.

                               Review and Outlook

     Our 1997 fiscal year benefited from a "Goldilocks" economy - not too hot and not too cold - with moderate inflation, rising corporate earnings, a relatively steady string of new highs in almost all stock market indices, and a period of low and stable interest rates, despite the 0.25% hike in rates by the Federal Reserve in March, ending one of the longest periods of unchanged rates in recent history. These market factors, and our investment strategy of seeking value and growth oriented companies using our proprietary evaluation techniques, were the greatest contributors to the Fund's attractive +27.55% total return for the year ended October 31, 1997.

     Looking ahead, we believe that in 1998 inflation will remain in check, the economy will experience generally moderate levels of growth, and securities markets will continue to exhibit above-average volatility. With the combination of this favorable economic background and our strategy of consistently seeking long term capital appreciation from a portfolio of carefully selected equity securities, we expect the Fund will continue to return above average results for its shareholders.

     To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Rockwood Bank Transfer Plan, Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be pleased to help you get started.

     We appreciate the continued confidence and support of our shareholders, and will diligently continue our efforts to provide you with very attractive investment results in the months and years ahead.


Sincerely,


Ross H. Farmer
December 15, 1997

CHART: Rockwood Fund

Results of an initial investment of $10,000 with subsequent investments of $100 a month from 11/1/87 through 10/31/97 with all distributions reinvested. Investments for the period total $21,900.

PLOT POINTS:

11/1/87           10,000
10/31/88          14528.87
1989              18551.39
1990              13686.07
1991              15743.07
1992              21559.71
1993              25863.31
1994              27473.65
1995              37913.88
1996              46191.30
10/31/97          57505.19

ROCKWOOD FUND, INC.

Schedule of Portfolio Investments
October 31, 1997

COMMON STOCKS (100.0%)

                    Biological Products (6.2%)
         3,500      DepoTech Corp.*$                                     48,562
         3,000      Lifecore Biomedical, Inc.*                           62,250
                                                                        110,812


                    Cable &Other Pay Television Services (2.9%)
         4,000      On Command Corp.*                                    51,000


                    Communication Services (4.1%)
         8,000      Metro One Telecommunications*                        73,000


                    Crude Petroleum & Natural Gas (5.4%)
        16,000      Tipperary Corp.*                                     96,000


                    Cut Stone and Stone Products(2.1%)
         2,000      Rock of Ages Corp.*                                  38,000


                    Educational (3.9%)
        11,000      Lab-Volt Systems Inc.*                               68,750


                    Electromedical & Electrotherapeutic Apparatus (2.2%)
         5,000      InControl, Inc. *                                    38,750


                    Electronic Connectors (2.6%)
         1,600      Oak Industries Inc.*                                 45,900


                    Fire, Marine &Casualty Insurance (3.2%)
         4,000      Superior National Insurance Group, Inc.*             57,000


                    Measuring and Controlling Devices (2.3%)
         3,000      FARO Technologies, Inc.*                             40,875


                    Metalworking Machinery & Equipment (6.7%)
        27,500      Devlieg-Bullard, Inc.*                              118,594


                    Miscellaneous Electrical Machinery,
                    Equipment & Supplies (2.5%)
         1,500      Evans & Sutherland Computer Corp.*                   45,000

                    Orthopedic, Prosthetic & Surgical Products (6.2%)
        23,500      LifeQuest Medical, Inc.*                         $  110,891


                    Paper Mills (4.7%)
         2,400      Boise Cascade Corp.                                  83,100


                    Retail - Eating Places (7.2%)
         9,000      Host Marriott Services Corp.*                       128,250


                    Services - Allied to Motion Picture Production (4.9%)
         8,200      Todd-AO Corp. Class A                                87,125


                    Services - Computer Integrated Systems Design (1.9%)
         3,000      Mentor Graphics Corp. *                              32,812


                    Services - Help Supply Services (2.1%)
         3,000      Barrett Business Services, Inc.*                     37,875


                    Services - Miscellaneous Amusement &Recreation (6.0%)
         9,500      Blue Ridge Real Estate Company*                     106,875


                    Services - Prepackaged Software (2.2%)
        14,000      Cimetrix Inc.*                                       39,375


                    Surgical & Medical Instruments & Apparatus (14.0%)
         8,000      Aksys, Ltd.*                                         74,000
        26,500      Innerdyne, Inc.*                                     92,750
        10,000      Quest Medical, Inc.*                                 82,500
                                                                        249,250


                    Wholesale - Drugs, Proprietaries &Druggists' Sundries (3.1%)
         3,600      Priority Healthcare Corp. Class B*                   55,800


                    Wholesale - Motor Vehicle Parts & Accessories (3.6%)
         1,500      Federal-Mogul Corp.                                  63,469


                    TOTAL INVESTMENTS(cost: $1,406,644)(100.0%)      $1,778,503


* Indicates non-income producing security.

     See accompanying notes to financial statements.

ROCKWOOD FUND, INC.


Statement of Assets and Liabilities
October 31, 1997


ASSETS:
          Investments at market value (cost: $1,406,644)(note 1)      $1,778,503
          Cash                                                            62,787
          Receivables:
               Fund shares sold                                              500
          Other assets                                                       301

                    Total assets                                       1,842,091

LIABILITIES:
          Payables:
               Investment securities purchased                            27,372
               Fund shares redeemed                                        8,722
          Accrued expenses                                                35,062

                    Total liabilities                                     71,156

NET ASSETS:
          (applicable to 71,061 outstanding shares: 1,000,000,000 shares of
          $.01 par value authorized)                                  $1,770,935

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
          ($1,770,935 / 71,061)                                           $24.92

At October 31, 1997 net assets consisted of:
          Paid-in capital                                             $1,283,046
          Accumulated net realized gain on investments                   116,030
          Net unrealized appreciation on investments                     371,859

                                                                      $1,770,935

See accompanying notes to financial statements.

ROCKWOOD FUND, INC.

Statement of Operations
Year Ended October 31, 1997

INVESTMENT INCOME:
          Dividends                                                       $2,187

EXPENSES:
          Transfer agent                                                  53,590
          Registration (note 3)                                           21,218
          Investment management (note 3)                                  13,876
          Professional (note 3)                                           13,714
          Shareholder administration (note 3)                             13,641
          Printing                                                        12,130
          Custodian                                                        5,156
          Distribution (note 3)                                            3,466
          Directors                                                          283
          Other                                                            8,305
               Total expenses                                            145,379
               Expenses reimbursed (note 3)                            (106,359)
               Net expenses                                               39,020
               Net investment loss                                      (36,833)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
          Net  realized   gain  from   security   transactions           153,338
          Unrealized  appreciation  of  investments
          during  the  period                                            225,439
          Net  realized  and  unrealized  gain  on  investments          378,777
          Net increase in net assets  resulting from  operations        $341,944


See accompanying notes to financial statements.

ROCKWOOD FUND, INC.

Statements of Changes in Net Assets
For the years ended October 31,

                                                          1997           1996
OPERATIONS:
     Net investment loss                              $ (36,833)      $ (24,796)
     Net realized gain from security transactions       153,338         253,710
     Unrealized appreciation (depreciation) of
          investments during the period                 225,439         (36,721)
     Net increase in net assets resulting from
          operations                                    341,944         192,193

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from capital gains($4.90 per share) (246,186)          --

CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from
          capital share transactions (a)                475,587         233,526
     Total change in net assets                         571,345         425,719

NET ASSETS:
     Beginning of year                                1,199,590         773,871
     End of year                                     $1,770,935      $1,199,590


(a)  Transactions in capital shares were as follows:

                                  Shares        Value      Shares        Value
Shares sold                       24,462      $567,430     15,308      $412,362
Shares issued in reinvestment
of distributions                  12,073       245,800       --            --
Shares redeemed                  (14,965)     (337,643)    (7,125)     (178,836)
Net increase                      21,570      $475,587      8,183      $233,526


See accompanying notes to financial statements.

Notes to Financial Statements


(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing in equity securities, securities convertible into common stocks and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $1,406,644, gross unrealized appreciation and gross unrealized depreciation were $419,085 and $47,226, respectively at October 31, 1997.


(3) The Fund retains Rockwood Advisers, Inc. (the "Investment Manager") as its Investment Manager. Under the Investment Management Agreement, dated February 27, 1997, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Voluntary reimbursement for the year ended October 31, 1997 was $106,359, although there can be no assurance such voluntary reimbursement will continue in subsequent years. Pursuant to the Investment Management Agreement, the Investment Manager retains Aspen Securities and Advisory, Inc. (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among equities and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended October 31, 1997, the Fund paid $859 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $583 for providing certain administrative and accounting services at cost for the year ended October 31, 1997. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $13,641 for shareholder administration services which it provided to the Fund at cost for the year ended October 31, 1997. Prior to August 19, 1996, the Fund retained Aspen Securities and Advisory, Inc. ("Aspen") as its investment adviser. On that date at a special meeting of the Fund's shareholders, a majority of the shareholders approved all proposed matters including the Investment Management Agreement with the Investment Manager, the subadvisory agreement with Aspen described above, the new plan of distribution with the Distributor, and elected a new board of directors.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $883,706 and $598,438, respectively.

(5) The Fund has a committed bank line of credit. At October 31, 1997, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage points. For the year ended October 31, 1997, the weighted average interest rate was 6.44% based on the balance outstanding and the weighted average amount outstanding was $1,204.

Financial Highlights


                                                         Years Ended October 31,
PER SHARE DATA*                                    1997       1996        1995      1994       1993

     Net asset value at beginning of period       $24.24     $18.73      $16.61    $16.32     $12.42
     Income from investment operations:
     Net investment loss                            (.59)      (.56)       (.31)     (.22)      (.26)
          Net realized and unrealized gain
          on investments                            6.17       6.07        2.43       .51       4.16
               Total from investment operations     5.58       5.51        2.12       .29       3.90
     Less distributions:
          Distributions from net realized gain
          on investments                           (4.90)       -           -         -          -
               Total distributions                 (4.90)       -           -         -          -
     Net asset value at end of period             $24.92     $24.24      $18.73    $16.61     $16.32
     TOTAL RETURN                                  27.55%     29.42%      12.76%     1.78%     31.40%


RATIOS/SUPPLEMENTAL DATA


     Net assets at end of period (000's)          $1,771     $1,200      $774      $714       $738
     Ratio of expenses to average net assets(a)    2.81%      2.55%      2.30%     2.00%      2.81%
     Ratio of net investment loss to average
     net assets (b)                               (2.65%)    (2.23%)    (1.77%)   (1.38%)    (1.67%)
     Portfolio turnover rate                      44.00%     42.48%     30.04%    18.26%     19.28%
     Average commission per share                 $.0454     $.0562


* Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

(a)Ratio prior to reimbursement by the manager was 10.47%, 4.44%, 3.00%, 2.82%, and 2.90% for the years ended October 31, 1997, 1996, 1995, 1994, and 1993, respectively.

(b)Ratio prior to reimbursement by the manager was (10.31%), (4.12%), (2.47%), (2.20%), and (1.76%) for the years ended October 31, 1997, 1996, 1995, 1994, and 1993, respectively.

Report of Independent Certified Public Accountants


The Board of Directors and Shareholders of
Rockwood Fund, Inc.:

            We have audited the accompanying statement of assets and liabilities of Rockwood Fund, Inc. (formerly "The Rockwood Growth Fund, Inc.") including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended and, the statement of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Rockwood Fund, Inc. as of and for the year ended October 31, 1995, were audited by other auditors whose report dated December 13, 1995, expressed an unqualified opinion on those statements.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rockwood Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 20, 1997

Growth of $10,000 Investments
November 1, 1987 through October 31, 1997


Fund/Index        Final Value            Total Return          Annualized Return

Rockwood          $33,327                233.27%               12.79%

Russell 2000      $43,704                337.04%               15.89%


CHART: PLOT POINTS
Year              Rockwood Fund          Russell 2000 Index
11/1/87           10,000                 10,000
1988              13,389                 12,711
1989              15,513                 14,691
1990              10,246                 10,681
1991              12,202                 16,941
1992              13,388                 18,547
1993              17,602                 24,557
1994              17,904                 24,481
1995              20,189                 28,968
1996              26,129                 33,790
10/31/9797        33,327                 43,704

The Russell 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities and options. The $10,000 Performance Graphs are from November 1, 1987 through October 31, 1997 and results in each case reflect reinvestment of dividends and distributions. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low.

Average annual total return for the periods ended 10/31/97 for one year was +27.55%, for the past three years was +23.01%, for the past five years was +20.01%, and for the past ten years was +12.79%.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Investor Service Center, Inc., Distributor.

ROCKWOOD

Account Application

Use this Account Application to open a regular Rockwood account. For a Rockwood IRA Application, call 1-888-ROCKWOOD. Return this completed Account Application in the enclosed envelope or mail to:
Investor Service Center, Box 419789, Kansas City, MO 64141-6789.

1. Registration  If you need assistance in completing this Account Application, please call 1-888-503-3863

Individual:

First Name     Middle Initial     Last Name           Social Security Number

Joint Owner (if any):

First Name     Middle Initial     Last Name           Social Security Number

Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

Gift/Transfer to a Minor:

                    as Custodian for
Name of Custodian (only one)                    Name of Minor (only one)

under the Uniform Gifts/Transfers to Minors Act.
     Custodian's State of Residence               Minor's Social Security Number
                                  Minor's Date of Birth

Corporations, Partnerships, Trusts and others:

Name of Corporation, Partnership,        Name of Individual(s) Authorized to Act
or other Organization                    for the Corporation, Partnership, or
                                         other Organization

Tax I.D. Number        Name of Trustee(s)         Date of Trust Instrument

2.        Mailing Address, Telephone Number, and Citizenship

Street           City        State/Zip     Daytime Telephone     E-mail Address

Citizen of: (    ) U.S.  (    ) Other:   Citizen of: (    )U.S.    (    )Other:
                    Owner                                 Joint Owner

3. Amount Invested ($500 Minimum)
Note: The $500 minimum initial investment is waived if you elect to invest through the Rockwood Bank Transfer Plan, the Rockwood Salary Investing Plan, and/or the Rockwood Government Direct Deposit Plan (see Section 4).

Investment: $     (    ) By Check *       (    )By Wire
                                    Date +        Assigned Account Number ++

* Please make your check(s) payable to Rockwood and enclose with this Application.
+  Indicate date on which money was wired.
++ Please call 1-888-503-3863 to be assigned an account number before making an initial investment by wire.


4.                              Rockwood Automatic Investment Program
( ) Rockwood Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account, or bank money market account. Please attach a voided bank account check.


Amount  $                Day of month:   (    ) 10th   (    ) 15th   (    ) 20th
            $50 Minimum

( ) Rockwood Salary Investing Plan The enrollment form will be sent to the above address or call 1-888-503-3863 to have the form sent to your place of employment.
( ) Rockwood Government Direct Deposit Plan Your request will be processed and you will receive the enrollment form.

5. Distributions      If no circle is checked, the Automatic  Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.
(    ) Automatic Compounding Option o Dividends and distributions reinvested in additional shares.
(    ) Payment Option (   )t Dividends in cash, distributions reinvested.
                      (   ) Dividends and distributions in cash.

6.        Investments and Redemptions by Telephone
Shareholders automatically enjoy the privilege of calling 1-888-503-VOICE (8642) to purchase additional shares of Rockwood or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following circle ( ). The Rockwood link with your bank offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearinghouse transfer with Rockwood's Electronic Funds Transfer service. To establish the Rockwood link to your bank, please attach a voided check from your bank account. One common name must appear on your Rowood account and bank account.

7.       Signature and Certification to Avoid Backup Withholding
"I certify that I have received and read the prospectus for Rockwood, agree to its terms, and have the legal capacity to purchase its shares. I understand telephone conversations with Investor Service Center, Inc. ("ISC") representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Signature of (   )Owner  (   )Trustee  (   )Custodian      Date        Signature
of Joint Owner (if any)        Date


Rockwood
11 Hanover Square
New York, NY 10005